Exhibit 24(a)

                                  CERTIFICATE

     I, Martin S. Wagner, Secretary of Xerox Credit Corporation, a Delaware corporation (the "Company"), DO HEREBY CERTIFY that Exhibit A is a true and correct copy of a resolution duly adopted by a unanimous written consent of the Board of Directors of the Company dated as of July 7, 1995, and that such resolution has not been modified, rescinded or revoked and is at present in full force and effect.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate and affixed the corporate seal of the Company hereto this 1st day of August, 1995.

                                                       MARTIN S. WAGNER
                                              ---------------------------------
                                                       Martin S. Wagner
                                                          Secretary

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                                                                       Exhibit A

     RESOLVED: That each officer and director of the Company who may be required to execute the Registration Statements (whether on behalf of the Company or as an officer or director thereof) be and hereby is authorized to execute a power of attorney appointing Stuart B. Ross, Donald R. Altieri, David R. McLellan, Eunice M. Filter and Martin S. Wagner, and each of them, as true and lawful attorneys and agents, to execute in his or her name, place and stead (in any such capacity) the Registration Statements and any and all documents in connection therewith, and to file the same, in electronic or paper form, with the SEC, each of said attorneys and agents to have the power to act with or without the other and to have the full power and authority to do and perform in the name and on behalf of each of said officers and directors, or both, as the case may be, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as any such officer or director could do in person.